AMENDMENT TO
MGP INGREDIENTS, INC.
RESTRICTED STOCK UNIT AWARD AGREEMENT(S)

This Amendment to that/those Restricted Stock Unit Award Agreement(s) listed on Schedule A to this Amendment (the "Designated Grant(s)") is made as of the ___ day of _____________, 20___, by and between MGP Ingredients, Inc., a Kansas corporation (the "Company"), and ____________________ ("Participant").

    WHEREAS, the Company granted Participant the Designated Grants under the MGP Ingredients, Inc. 2014 Equity Incentive Plan (the "Plan") and subject to the terms and conditions of the Designated Grant(s)'s RSU Agreement; and

WHEREAS, the Company desires to change the conditions required to qualify for "Retirement" under the Designated Grant(s)'s RSU Agreement from age 65 to a combination of age 60 and five years of service with the Company or its affiliates;

    WHEREAS, the Designated Grant(s)'s RSU Agreement provides that any amendment must be set forth in a writing executed by the Company and Participant.

    NOW THEREFORE, in consideration of Participant's continued employment with the Company, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.All capitalized terms used in this Amendment without definition or reference have the meanings set forth in the Designated Grant(s)'s RSU Agreement and the Plan.

2.Section 6.a of the Designated Grant(s)'s RSU Agreement shall be deleted and replaced in its entirety as follows:

a.No forfeiture of any RSUs shall occur if the Participant's Separation from Service as an employee is on account of Disability, death, or Retirement. "Retirement" for purposes of this Agreement shall mean the Participant's Separation from Service with the Company or an Affiliate on or after the date the Participant attains the age of 60 and completes five (5) years of service with the Company or an Affiliate.

3.In all other respects, the Designated Grant(s)'s RSU Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment to the Designated Grant(s)'s RSU Agreement as of the date first written above.

MGP INGREDIENTS, INC.                 PARTICIPANT

By:______________________________        _________________________________
Its: Vice President                    [Employee Name]

CORE/3001926.0072/177689914.3

Schedule A

List of Designated Grant(s)'s RSU Agreement(s) Being Amended

Date of Grant	Number of RSUs Awarded

CORE/3001926.0072/177689914.3